Exhibit 99.4

                       SECRETARY TREASURER'S CERTIFICATION

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report (the "Report") on the Form 10-KSB of The Bralorne Mining Company (the "Company") for the year ended November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof, I, Lucien Paquette, Chief Financial Officer, Chief Accounting Officer, Secretary Treasurer and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The Annual Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                            /s/  "Lucien Paquette"
                                            -----------------------
                                               Lucien Paquette
                                           Chief  Financial  Officer
                                          Chief  Accounting  Officer
                                       Secretary  Treasurer  and  Director

Date: January 12, 2004